Description of Business (Tables)	12 Months Ended
Dec. 31, 2014
IPO [Member]
Summary of Initial Public Offering

The following table summarizes the results of the Company’s IPO:

Transaction	Number of Units	Common Stock	Proceeds
Units Issued in IPO	1,650,000	1,650,000	$10,708,500
Issuance of A & B Warrants (overallotment to underwriters)	—	—	$18,975
Conversion of preferred Stock (one for one conversion ratio)	—	865,429	—
2010/2012 Convertible notes	—	3,165,887	—
2014 Convertible Notes	552,105	552,105	—

Totals	2,202,105	6,233,421	$10,727,475